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                                                                      EXHIBIT 23



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-28253, Registration Statement No. 333-95631 and Registration Statement No. 333-57855 of PanAmSat Corporation on Form S-8 of our report dated June 24, 2002 appearing in this Annual Report on Form 11-K of the PanAmSat Corporation Retirement Savings Plan for the year ended December 31, 2001.



DELOITTE & TOUCHE LLP

June 27, 2002
Stamford, Connecticut